Restructuring costs and similar items	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Restructuring costs and similar items	Restructuring costs and similar items
Restructuring costs and similar items amounted to €1,490 million in 2023, €1,336 million in 2022 and €820 million in 2021, and were comprised of the following items:

(€ million)	2023	2022	2021
Employee-related expenses	489	507	193
Charges, gains or losses on assets(a)	293	261	110
Costs related to transformation programs	676	547	463
Other	32	21	54
Total	1,490	1,336	820
(a)    This line consists of impairment losses and accelerated depreciation charges related to site closures (including leased sites), and gains or losses on divestments of assets arising from reorganization decisions made by Sanofi.

Restructuring costs and similar items were €154 million higher in 2023 than 2022. For 2023 they include the impact of French pension reform on future annuities under the rules of each severance plan, while for 2022 they mainly comprised severance costs recognized further to the announcements made during that period. Also included in Restructuring costs and similar items are the impacts of ongoing transformational projects, primarily those associated with the creation of the standalone Consumer Healthcare entity and the implementation of Sanofi’s new digital strategy.